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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                -----------------

                                January 31, 1999
                        (Date of earliest event reported)


                              ROHM AND HAAS COMPANY
               (Exact name of registrant as specified in charter)

                              ---------------------
                                    DELAWARE
                            (State of Incorporation)

                                     1-3507
                            (Commission File Number)

                                   23-1028370
                        (IRS Employer Identification No.)

          100 INDEPENDENCE MALL WEST, PHILADELPHIA, PENNSYLVANIA 19106
               (Address of Principal Executive Offices)(Zip Code)

                                 (215) 592-3000
              (Registrant's Telephone Number, Including Area Code)
               ---------------------------------------------------
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Item 5. Other Events

            On February 1, 1999, Rohm and Haas Company, a Delaware corporation (the "Company"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 31, 1999, by and among the Company, Gershwin Acquisition Corp., an Indiana corporation and a wholly owned subsidiary of the Company ("Purchaser"), and Morton International, Inc., an Indiana corporation ("Morton"). Copies of the Merger Agreement and the press release are attached as Exhibits 2.1 and 99.1 hereto, respectively, and are incorporated herein by reference.

            On February 1, 1999, the Company held a meeting with analysts relating to the Merger. A copy of the visual portion of the materials presented at that meeting is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of January 31, 1999, by and among Rohm and Haas Company, Gershwin Acquisition Corp. and Morton International, Inc.

                  99.1  Press Release dated February 1, 1999.

                  99.2  Analyst Presentation dated February 1, 1999.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROHM AND HAAS COMPANY
                                          By:  /s/ Robert P. Vogel
                                               --------------------------------
                                               Name: Robert P. Vogel
                                               Title:   Vice President and
                                                        General Counsel



Date: February 2, 1999
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                                  EXHIBIT INDEX

Exhibit No.                   Exhibit
-----------                   -------
2.1   Agreement and Plan of Merger, dated as of January 31, 1999, by and among
      Rohm and Haas Company, Gershwin Acquisition Corp. and Morton
      International, Inc.

99.1  Press Release dated February 1, 1999.

99.2  Analyst Presentation dated February 1, 1999.